UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-39389	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

Asset Purchase Agreement

On December 29, 2023, GameSquare Holdings, Inc. (the “Company”) closed on the previously announced transaction by and among the Company, its subsidiary, Frankly Media LLC (“Frankly Media”), and SoCast Inc. (“SoCast”), for SoCast’s acquisition of Frankly Media’s radio business assets. The previously disclosed Asset Purchase Agreement was amended to include an updated purchase price of $3,400,000.

The foregoing description of the Asset Purchase Agreement and its amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and each amendment, which are filed as Exhibit 10.1 through Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Convertible Note

Concurrently with the entry of the Asset Purchase Agreement, on December 29, 2023, the Company retired the Convertible Debenture in the principal amount of $5,000,000, dated February 24, 2021, issued to EB Acquisition Company, LLC (“EB”) by the Company (the “EB Debenture”), and the related Security Agreements between Frankly Media, Frankly Co., Franky, Inc., and EB dated January 6, 2020, and between the Company and EB dated December 1, 2020; and the Company entered into a $5,800,000 convertible note (the “Convertible Note”) and security agreement (the “Security Agreement”), dated as of December 29, 2023, with EB affiliate, King Street Partners LLC (“King Street”), that bears interest at 12.75%, has a two-year term, and is convertible at the holder’s option into common shares of Company at a price of $5.00 per share (subject to standard anti-dilution provisions).

The foregoing description of the Convertible Note and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Convertible Note and Security Agreement, which are filed as Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

On January 2, 2024, the Company issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Domestic Issuer Status

Effective January 1, 2024, the Company is required to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission, which are more detailed and extensive in certain respects, and which must be filed more promptly, than the forms available to a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended. Prior to January 1, 2024, the Company qualified as a foreign private issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: January 4, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit	Description
10.1	Asset Purchase Agreement, dated as of November 10, 2023, by and among Frankly Media LLC, GameSquare Holdings, Inc., and SoCast Inc.
10.2	Amendment No. 1 to the Asset Purchase Agreement, dated as of December 15, 2023, by and among Frankly Media LLC, GameSquare Holdings, Inc., and SoCast Inc.
10.3	Amendment No. 2 to the Asset Purchase Agreement, dated as of December 22, 2023, by and among Frankly Media LLC, GameSquare Holdings, Inc., and SoCast Inc.
10.4	Amendment No. 3 to the Asset Purchase Agreement, dated as of December 27, 2023, by and among Frankly Media LLC, GameSquare Holdings, Inc., and SoCast Inc.
10.5	Convertible Note, dated as of December 29, 2023, by and between GameSquare Holdings, Inc. and King Street Partners LLC.
10.6	Security Agreement, dated as of December 29, 2023, by and between GameSquare Holdings, Inc. and King Street Partners LLC.
99.1	Press Release, dated January 2, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).